Intangible Assets	6 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Intangible Assets

NOTE 5.     Intangible Assets

Intangible assets consist of in-place resident contract intangibles that were recognized upon acquisition of the related communities. The following table summarizes the Company’s intangible assets (dollars in thousands):

	June 30,	December 31,
Intangible assets	2026	2025
Gross intangible assets	$352,973	$281,356
Accumulated amortization	(156,252)	(254,686)
Intangible assets	$196,721	$26,670

Weighted average remaining amortization period in years	3	1

During the six months ended June 30, 2026, in conjunction with the Company’s acquisitions of real estate, the Company acquired $219 million of intangible assets with a weighted average amortization period at acquisition of three years. Other activity during the six months ended June 30, 2026 includes the write-off of fully amortized assets.